PALMER SQUARE SSI ALTERNATIVE INCOME FUND

Class A Shares

(Ticker Symbol: PSCAX)

Class I Shares

(Ticker Symbol: PSCIX)

A series of Investment Managers Series Trust

Supplement dated December 18, 2017, to the

Prospectus and the Statement of Additional Information (“SAI”) dated August 1, 2017.

Effective December 18, 2017 (the “Effective Date”), SSI Investment Management, Inc. (the “Sub-Advisor”), the sub-advisor to the Palmer Square SSI Alternative Income Fund (the “Fund”), has agreed to implement a breakpoint with respect to the sub-advisory fee it receives from the Fund. Under the new arrangement, for Fund assets up to $300 million, the Sub-Advisor will continue to receive 0.95% of the Fund’s average daily net assets, and for Fund assets greater than $300 million, will receive 0.85%. Palmer Square Capital Management LLC, the Fund’s advisor, will continue to receive a management fee of 0.35% of the Fund’s average daily net assets.

Accordingly, the first footnote to the “Fees and Expenses” table on page 1 of the Prospectus is replaced with the following:

1	The management fee includes fees of 0.35% payable to the Fund’s advisor and 0.95% payable to the Fund’s sub-advisor for the first $300 million in Fund assets and 0.85% for Fund assets over $300 million.

In addition, the third paragraph under “The Sub-Advisor” beginning on page 15 of the Prospectus is replaced with the following:

For its services, the Sub-Advisor is entitled to receive an annual sub-advisory fee of 0.95% for the first $300 million in assets and 0.85% for assets over $300 million, calculated daily and payable monthly, as a percentage of the Fund’s average daily net assets. Prior to December 18, 2017, the Sub-Advisor received a sub-advisory fee of 0.95% of the Fund’s average daily net assets. The Sub-Advisor received the full sub-advisory fee for the fiscal year ended March 31, 2017. A discussion regarding the basis for the Board’s approval of the Sub-Advisory Agreement is available in the Fund’s Semi-Annual Report to shareholders dated as of September 30, 2016.

As of the Effective Date, all other references in the Fund’s Prospectus and SAI to the sub-advisory fee arrangement are revised as indicated above.

Please file this Supplement with your records.

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